UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2017

IWeb Inc.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-205835	47-3149295
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Unit 1&2, 3/F, Kingsford Industrial Center 13 Wai Hoi Road, Kowloon Bay Kowloon, Hong Kong
(Address of principal executive offices)

+825-23680129
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 5, 2017, the Board of Directors of IWeb Inc. (the “Company”) approved an amendment to the Company’s Bylaws to change the Company’s fiscal year end from June 30 to December 31, effective as of December 31, 2016 (the “Amendment”). No other changes were made to the Company’s Bylaws. As a result of the Amendment, the Company will file a transition report on Form 10-K that will cover the transition period.

A copy of the Amendment is attached as Exhibit 3.1 hereto and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being furnished herewith:

Exhibit No.	Description

3.1	First Amendment to Bylaws of IWeb Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IWeb Inc.

Date: January 9, 2017	By:	/s/ Wai Hok Fung
Wai Hok Fung
President and Chief Executive Officer